UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT of 1934
(Amendment No.     )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

Amerigroup Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box)

☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Exercise Your Right to Vote *** Important Notice Regarding the Internet Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 12, 2011. AMERIGROUP CORPORATION AMERIGROUP CORPORATION C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735Meeting Information Meeting Type: Annual Meeting For holders as of: March 16, 2011 Date: May 12, 2011 Time: 10:00 a.m. EDT Location: Hargroves Conference Center AMERIGROUP National Support Center II 1330 Amerigroup Way Virginia Beach, VA 23464You are receiving this communication because you hold shares in AMERIGROUP Corporation. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy MaterialsProxy Materials Available to VIEW or RECEIVE: NOTICE PROXY STATEMENT ANNUAL REPORTHow to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.comIf requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting MethodsVote In Person: In order to attend the meeting, your name will be verified against the list of stockholders of record prior to your being admitted to the meeting. You should be prepared to present photo identification for admission. If you do not provide photo identification, you will not be admitted to the Annual Meeting. You may contact our Corporate Secretary at (757) 490-6900 for directions to the Annual Meeting. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting ItemsThe Board of Directors recommends you vote FOR each of the followingElection of DirectorsNominees: 01) James G. Carlson 02) Jeffrey B. Child 03) Richard D. Shirk 04) John W. Snow 05) Admiral Joseph W. Prueher, USN (Ret.) The Board of Directors recommends that you vote FOR the following proposal: 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011The Board of Directors recommends that you vote FOR the following proposal: 3. To approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers as described in the proxy statement. The Board of Directors recommends that you vote ONE YEAR on the following proposal: 4. To recommend, in an advisory vote, the frequency with which a non-binding stockholder vote approving the compensation of the Company’s named executive officers should occur. The Board of Directors recommends that you vote FOR the following proposal: 5. To approve the Company’s Employee Stock Purchase Plan.

M34012-P06682